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Exhibit 10.14

SIXTH AMENDMENT TO REVOLVING CREDIT,
TERM LOAN AND SECURITY AGREEMENT

        This SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of August 21, 2002, by and among AAF-MCQUAY INC., a Delaware corporation "Borrower"); the various financial institutions listed on the signature pages hereof and their respective successors and permitted assigns which become "Lenders"; and PNC BANK, NATIONAL ASSOCIATION, a national association ("PNC"), as collateral and administrative agent for Lenders (PNC, together with its successors in such capacity, the "Agent").

Recitals:

        Agent, Lenders and Borrower are parties to a certain Revolving Credit, Term Loan and Security Agreement dated September 30, 1999 (as at any time amended, the "Credit Agreement") pursuant to which Lenders have made certain revolving credit and term loans to Borrower.

        The parties desire to amend the Credit Agreement as hereinafter set forth.

        NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1.    Definitions.    All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

        2.    Consent to Purchase of Additional Public Notes.    In the Fifth Amendment to Revolving Credit, Term Loan and Security Agreement dated as of July 16, 2002, among Borrower, Agent and Lenders (the "Fifth Amendment"), in response to Borrower's request, Agent and Lenders consented to Borrower's repurchase of up to an aggregate principal amount of $50,000,000 of outstanding Public Notes upon the terms and subject to the conditions set forth in the Fifth Amendment. Borrower represents to Agent and Lenders that Borrower has repurchased an aggregate principal amount of $50,000,000 of Public Notes during the period commencing on December 5, 2000, and ending on August 20, 2002. Borrower has now requested that Agent and Lenders consent to Borrower's repurchase of up to $3,100,000 in additional aggregate principal amount of outstanding Public Notes, for a total principal amount of outstanding Public Notes that may be purchased by Borrower of $53,100,000. Agent and Lenders hereby consent, including without limitation any consent required under Section 7.17 therefor, to Borrower's repurchase of up to $3,100,000 in additional aggregate principal amount of outstanding Public Notes, for a maximum principal amount of outstanding Public Notes that may be purchased by Borrower of $53,100,000, provided each of the following conditions is satisfied as of the time of each such repurchase: (a) Lenders have not accelerated the maturity or demanded payment of the Obligations under the Credit Agreement, whether or not Borrower has received notice of such acceleration or demand for payment, (b) each such repurchase is at no time violative of the Indenture, the Public Notes, or any of the other agreements, instruments and documents executed in respect of the transactions contemplated by the Indenture, (c) the funds used to repurchase the Public Notes (i) are received by Borrower either (W) as dividends from one or more Subsidiaries, (X) as repayments of Permitted Investments previously made by Borrower in one or more Subsidiaries, (Y) as the proceeds of loans to Borrower from one or more Subsidiaries provided that such loans are permitted under both the Credit Agreement and the Indenture, or (Z) as royalties received by Borrower, (d) Borrower shall have given Agent notice at least three (3) Business Days in advance of each proposed repurchase of Public Notes, with such notice specifying the date of the proposed repurchase, the principal amount of Public Notes to be repurchased, and the price to be paid by Borrower to repurchase such Public Notes, and (e) on the date of, and after giving effect to, each such repurchase, Borrower shall have Undrawn Availability of not less than $20,000,000.

        3.    Ratification and Reaffirmation.    Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.

        4.    Acknowledgments and Stipulations.    Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; the unpaid principal amount of the Revolving A Advances on and as of the opening of business on August 19, 2002, totaled $56,652,482.45; the unpaid principal amount of the Revolving B Advances on and as of the opening of business on August 19, 2002, totaled $0.00; and the unpaid principal amount of the Term Loan on and as of the opening of business on August 19, 2002, totaled $12,025,000.

        5.    Representations and Warranties.    Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Credit Agreement are true and correct on and as of the date hereof.

        6.    Breach of Amendment.    This Amendment shall be part of the Credit Agreement and a breach of any of any representation, warranty or covenant herein shall constitute an Event of Default.

        7.    Expenses of Agent and Lenders.    Borrower agrees to pay, on demand, all reasonable costs and expenses incurred by Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

        8.    Effectiveness; Governing Law.    This Amendment shall be effective upon acceptance by Agent and Lenders (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of New York.

        9.    Successors and Assigns.    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        10.    No Novation, etc.    Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.

        11.    Counterparts; Telecopied Signatures.    This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

        12.    Further Assurances.    Borrower agrees to take such further actions as Agent and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

        13.    Section Titles.    Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

        14.    Release of Claims.    To induce Agent and Lenders to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Agent and each Lender, and all their respective officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrower now has or ever had against Agent and each Lender arising under or in connection with any of the Loan Documents or otherwise. Borrower represents and warrants to Agent and Lenders that Borrower has not transferred or assigned to any Person any claim that Borrower ever had or claimed to have against Agent or any Lender.

        15.    Waiver of Jury Trial.    To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers on the date first written above.

ATTEST:		AAF-MCQUAY INC. ("Borrower")
By:
Name:		Name:
Title:		Title:
[CORPORATE SEAL]

[Signatures continued on next page]

PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Agent
By:
Name:
Title:
BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:
US BANK N.A. (f/k/a Firstar Bank, N.A.), as a Lender
By:
Name:
Title:
FLEET CAPITAL CORPORATION, as a Lender
By:
Name:
Title:
BANK ONE, MICHIGAN, as a Lender
By:
Name:
Title:

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  Exhibit 10.14
SIXTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT